FIRST INCREMENTAL TERM FACILITY AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 27, 2012 (this “Incremental Amendment”), by and among Biomet Inc., an Indiana corporation (the “Borrower”), LVB Acquisition, Inc., a Delaware corporation (“Holdings”), each of the other Loan Parties, the Additional Term Lender party hereto and Bank of America, N.A., as Administrative Agent.

WHEREAS, the Borrower, Holdings, the Lenders, the Administrative Agent, the Swing Line Lender and L/C Issuer are parties to a Credit Agreement dated as of September 25, 2007, as amended and restated as of August 2, 2012, (as amended, amended and restated, modified and/or supplemented through and including the date hereof, but not including pursuant to this Incremental Amendment, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower;

WHEREAS, in accordance with the provisions of Section 2.14 of the Credit Agreement, the Borrower has notified the Administrative Agent and the Lenders that it is requesting a Dollar Term Commitment Increase with respect to the Dollar Term B-1 Loans in the aggregate principal amount of $730,000,000 (the “Incremental Request”) on the terms and conditions set forth in this Incremental Amendment;

WHEREAS, in accordance with the provisions of Section 2.14 of the Credit Agreement and the terms and conditions set forth herein, the Borrower, Holdings, each of the other Loan Parties, the Additional Term Lender and the Administrative Agent wish to effect this Incremental Amendment with respect to the Incremental Request;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Incremental Amendment.  (a) This Incremental Amendment constitutes an “Incremental Amendment” pursuant to Section 2.14 of the Credit Agreement.

(b)  Subject to the terms and conditions set forth herein and the occurrence of the First Incremental Amendment Effective Date, the Additional Term Lender party hereto agrees to make to the Borrower, on the First Incremental Amendment Effective Date, a loan in Dollars in the form of additional Dollar Term B-1 Loans (the “Additional Dollar Term B-1 Loans”) in an aggregate amount equal to $730,000,000.  Amounts borrowed under this Section 2(b) and repaid or prepaid may not be reborrowed.

(c)  Each of the parties to this Incremental Amendment hereby agrees that from and after the First Incremental Amendment Effective Date, the Additional Dollar Term B-1 Loans shall be “Dollar Term B-1 Loans” for all purposes of the Credit Agreement.

(d)  The amount of each scheduled repayment of Dollar Term B-1 Loans pursuant to Section 2.07(a)(i) of the Credit Agreement following the First Incremental Amendment Effective Date shall be calculated as though the full initial aggregate principal amount of the Additional Dollar Term B-1 Loans was outstanding on the Restatement Effective Date.

(e)  Notwithstanding anything to the contrary in the Credit Agreement, the Borrower may provide the notice of the borrowing to the Administrative Agent required under Section 2.02(a) of the Credit Agreement by delivery to the Administrative Agent of a written Committed Loan Notice, in the form of Exhibit A to this Incremental Agreement, not later than 1:00 p.m. New York City time (i) one (1) Business Day prior to the funding of such Incremental Term Loans that are Base Rate Loans and (ii) three (3) Business Days prior to the funding of such Incremental Term Loans that are Eurocurrency Rate Loans denominated in Dollars.

SECTION 3. Representations and Warranties.  To induce the other parties hereto to enter into this Incremental Amendment, each Loan Party represents and warrants to each of the Lenders and the Administrative Agent that, immediately before and after giving effect to this Incremental Amendment and the transactions contemplated hereby:

(a) the representations and warranties set forth in Article V of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date; provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and

(b) no Default or Event of Default shall have occurred and be continuing as of the First Incremental Amendment Effective Date or would result from the making of the Additional Dollar Term B-1 Loans.

SECTION 4. Conditions to Effectiveness.  This Incremental Amendment shall become effective as of the date (the “First Incremental Amendment Effective Date”) on which each of the following conditions shall have been satisfied:

(a) the Administrative Agent (or its counsel) shall have received counterparts of this Incremental Amendment that, when taken together, bear the signatures of (i) Holdings, (ii) the Borrower, (iii) each other Loan Party, (iv) the Administrative Agent and (iv) the Additional Term Lender;

(b) the Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower (i) certifying that the conditions precedent set forth in Sections 4.02(a) and 4.02(b) of the Credit Agreement shall have been satisfied on and as of the First Incremental Amendment Effective Date, and (ii) containing the true and complete calculations (in reasonable detail) required to show compliance with Section 2.14(a)(iii)(y) of the Credit Agreement;

(c) the Administrative Agent shall have received such other documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party and the authorization of this Incremental Amendment and amendment of the Credit Agreement and the other transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent;

(d) a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to the Mortgaged Property (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and the applicable Loan Party relating thereto) and, if any such Mortgaged Property is located in a special flood hazard area, evidence of flood insurance to the extent required pursuant to the last sentence of Section 6.07 of the Credit Agreement;

(e) the Administrative Agent shall have received favorable customary legal opinions from (i) Cleary Gottlieb Steen & Hamilton LLP, New York counsel to the Loan Parties, (ii) Ice Miller LLP, Indiana counsel to the Loan Parties, (iii) Young Conaway Stargatt & Taylor, LLP, Delaware counsel to the Loan Parties and (iv) Edwards Wildman Palmer LLP, Florida counsel to the Loan Parties, in each case, as to any matter reasonably requested by the Administrative Agent, addressed to the Lenders and the Administrative Agent, dated the First Incremental Amendment Effective Date and in form and substance reasonably satisfactory to the Administrative Agent, which the Loan Parties hereby request such counsel to deliver;

(f) the Administrative Agent and the arrangers of this Incremental Amendment, as applicable, shall have received (i) payment of all fees and other amounts due and payable on or prior to the First Incremental Amendment Effective Date and (ii) to the extent invoiced at least one (1) Business Day prior to the First Incremental Amendment Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket costs and expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent;

(g) the Administrative Agent shall have received, for the account of the Additional Term Lender (or shall be satisfied with the arrangements for the payment of), an upfront fee in Dollars equal to 0.25% of the aggregate principal amount of the Additional Dollar Term B-1 Loans; and

(h) all of the conditions specified in Section 2.14 of the Credit Agreement with respect to Incremental Term Loans shall have been satisfied, including receipt by the Administrative Agent of a Committed Loan Notice.

The Administrative Agent shall notify the Borrower and the Lenders of the First Incremental Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 5. Post-Closing Conditions.   Within 90 days after the First Incremental Amendment Effective Date (or such longer period of time as may be agreed by the Administrative Agent), with respect to each existing Mortgage, the Borrower shall provide the Administrative Agent with such documentation with respect to the Mortgaged Property, in each case in form and substance reasonably acceptable to the Administrative Agent, as shall confirm the enforceability, validity and perfection of the lien in favor of the Secured Parties after giving effect to this Incremental Amendment, including, without limitation, either:

(a) a favorable opinion, addressed to the Administrative Agent and each of the Secured Parties, in form and substance reasonably satisfactory to the Administrative Agent, from local counsel in the jurisdiction in which the Mortgaged Property is located substantially to the effect that:

(i)	the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Credit Agreement, as amended pursuant to this Incremental Amendment, and the other documents executed in connection therewith, for the benefit of the Secured Parties; and

(ii)	no other documents, instruments, filings, recordings, re-recordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes, are necessary or appropriate under applicable law in order to maintain the continued enforceability, validity or priority of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Credit Agreement, as amended pursuant to this Incremental Amendment, and the other documents executed in connection therewith, for the benefit of the Secured Parties; or

(b)  each of the following:

(i)
execute or cause the applicable Loan Party to execute an amendment to each existing Mortgage (each, a “Mortgage Amendment”), and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Administrative Agent;

(ii)
cause to be delivered a favorable opinion of counsel to the Loan Parties, addressed to the Administrative Agent and the Secured Parties party to the Credit Agreement covering, among other things, the due authorization, execution, delivery and enforceability of each Mortgage as amended by the applicable Mortgage Amendment, and otherwise in form and substance reasonably satisfactory to the Administrative Agent;

(iii)	cause to be delivered a date down endorsement to each existing title insurance policy, which shall be in form and substance reasonably satisfactory to the Administrative Agent and reasonably assure the Administrative Agent as of the date of such endorsement that the Mortgaged Property subject to the lien of such Mortgage is free and clear of all defects and encumbrances except those Liens permitted under such Mortgage;

(iv)	cause to be delivered to the Administrative Agent such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the endorsements to the title insurance policies contemplated in this Section 6 and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes and related charges required for the issuance of the endorsements to the title insurance policies contemplated in this Section 6; and

(v)	provide to the Administrative Agent evidence of payment by Borrower of all search and examination charges escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendments referred to above.

SECTION 6. Reaffirmation of Guaranty and Security.  The Borrower and each other Loan Party, by its signature below, hereby (a) agrees that, notwithstanding the effectiveness of this Incremental Amendment or the Credit Agreement, after giving effect to this Incremental Amendment, the Collateral Documents continue to be in full force and effect and (b) affirms and confirms all of its obligations and liabilities under the Credit Agreement and each other Loan Document, in each case after giving effect to this Incremental Amendment, including its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Collateral Documents to secure such Obligations (including the Incremental Term Loans), all as provided in the Collateral Documents as originally executed, and acknowledges and agrees that such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Loan Documents, in each case after giving effect to this Incremental Amendment.

SECTION 7. Reference to Agreement.  From and after the First Incremental Amendment Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby, and the term “Credit Agreement”, as used in the other Loan Documents, shall mean the Credit Agreement as amended hereby and as may be further amended, supplemented or otherwise modified from time to time. For the avoidance of doubt, any references to “the date hereof” in the Credit Agreement shall refer to August 2, 2012.

SECTION 8. Counterparts.  This Incremental Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by telecopy or other electronic image scan transmission of an executed counterpart of a signature page to this Incremental Amendment shall be effective as delivery of an original executed counterpart of this Incremental Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopy or other electronic image scan transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopy or other electronic image scan transmission.

SECTION 9. Governing Law. THIS INCREMENTAL AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 10. Jurisdiction. ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS INCREMENTAL AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS INCREMENTAL AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS INCREMENTAL AMENDMENT, THE BORROWER, HOLDINGS, EACH OTHER GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND AGREES NOT TO COMMENCE ANY SUCH LEGAL ACTION OR PROCEEDING IN ANY OTHER JURISDICTION, TO THE EXTENT PERMITTED BY APPLICABLE LAW.  THE BORROWER, HOLDINGS, EACH OTHER GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS INCREMENTAL AMENDMENT OR OTHER DOCUMENT RELATED THERETO.

SECTION 11. Headings.  The headings of this Incremental Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 12. No Novation.  This Incremental Amendment shall not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests existing immediately prior to the First Incremental Amendment Effective Date in favor of the Administrative Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations.  Nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith.  Nothing expressed or implied in this Incremental Amendment or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower under the Credit Agreement or the Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and such obligations are in all respects continuing with only the terms being modified as provided in this Incremental Amendment.  The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified hereby.  This Incremental Amendment shall constitute a Loan Document for all purposes of the Credit Agreement. Each Guarantor further agrees that nothing in the Credit Agreement, this Incremental Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement.

SECTION 13. Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement.

SECTION 14. Severability. If any provision of this Incremental Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Incremental Amendment and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 15. Successors. The terms of this Incremental Amendment shall be binding upon, and shall inure for the benefit of, the parties hereto and their respective successors and assigns.

SECTION 16. No Waiver. Except as expressly set forth herein, this Incremental Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower to receive a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Incremental Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

BIOMET, INC.

By: /s/ Daniel P. Florin
Name: Daniel P. Florin
Title: Senior Vice President and Chief Financial Officer

LVB ACQUISITION, INC.

By: /s/ Daniel P. Florin
Name: Daniel P. Florin
Title: Senior Vice President and Chief Financial Officer

[First Incremental Amendment]

EACH OF THE LOAN PARTIES LISTED BELOW, hereby consents to the entering into of this Incremental Amendment and agrees to the provisions hereof:

BIOLECTRON, INC.
BIOMET 3I, LLC
BIOMET BIOLOGICS, LLC
BIOMET EUROPE LTD.
BIOMET FAIR LAWN LLC
BIOMET FLORIDA SERVICES, LLC
BIOMET INTERNATIONAL LTD.
BIOMET LEASING, INC.
BIOMET MANUFACTURING CORPORATION
BIOMET MICROFIXATION, LLC
BIOMET ORTHOPEDICS, LLC
BIOMET SPORTS MEDICINE, LLC
BIOMET U.S. RECONSTRUCTION, LLC
BIOMET TRAUMA, LLC
CROSS MEDICAL PRODUCTS, LLC
EBI HOLDINGS, LLC
EBI, LLC
EBI MEDICAL SYSTEMS, LLC
ELECTRO-BIOLOGY, LLC
IMPLANT INNOVATIONS HOLDINGS, LLC
INTERPORE CROSS INTERNATIONAL, LLC
INTERPORE SPINE LTD.
KIRSCHNER MEDICAL CORPORATION

By: /s/ Daniel P. Florin
Name: Daniel P. Florin
Title: Senior Vice President and Chief Financial Officer

[First Incremental Amendment]

BANK OF AMERICA, N.A., as Administrative Agent and Additional Term Lender

By: /s/ Edward Martin
Name: Edward Martin
Title: Director

[First Incremental Amendment]

EXHIBIT A

FORM OF

COMMITTED LOAN NOTICE

To:	Bank of America, N.A., as Administrative Agent
101 N. Tryon St.
NC1-001-05-46
Charlotte, NC 28255
Attention: Brian Grueling

[Date]

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of September 25, 2007, as amended and restated as of August 2, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Biomet, Inc., an Indiana corporation (the “Borrower”), LVB Acquisition, Inc., a Delaware corporation (“Holdings”), Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, each lender from time to time party thereto, and each other party from time to time party thereto.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The undersigned, on behalf of the Borrower, hereby gives you notice, irrevocably, pursuant to Section 2.02(a) of the Credit Agreement that it hereby requests (select one):

❑	A Borrowing of new Loans

❑	A conversion of Loans

❑	A continuation of Loans

to be made on the terms set forth below:

(A)	Class of Borrowing1	__________________________________

(B)	Date of Borrowing, conversion or continuation (which is a Business Day)	__________________________________

_________________________________
1 Specify Dollar Term B-1 Loans, Euro Term B-1 Loans, Extended Term Loans of a given Term Loan Extension Series, Incremental Dollar Term Loans, Incremental Euro Term Loans, Other Term Loans, New Dollar Revolving Credit Loans, New Alternative Currency Revolving Credit Loans, Extended Dollar Revolving Credit Loans of a given Dollar Revolving Credit Loan Extension Series, New Alternative Currency Revolving Credit Loans, Extended Alternative Currency Revolving Credit Loans of a given Revolving Credit Loan Extension Series, Incremental Dollar Revolving Credit Loans, Incremental Alternative Currency Revolving Credit Loans and Other Revolving Credit Loans.

Ex. A-1

(C)	Principal amount2	__________________________________

(D)	Type of Loan3	__________________________________

(E)	Interest Period4	__________________________________

The above request has been made to the Administrative Agent by telephone at (980) 386-3767.

_________________________________
2 Eurocurrency Rate Loans shall be in minimum of $2,500,000 (and any amount in excess of $2,500,000 shall be an integral multiple of $500,000). Base Rate Loans shall be an integral multiple of $500,000 (and any amount in excess of $500,000 shall be an integral multiple of $100,000).
3 Specify Eurocurrency or Base Rate.
4 Applicable for Eurocurrency Borrowings/Loans only.

Ex. A-2

[BIOMET, INC.

By: ______________________________
Name:
Title: ]

[Committed Loan Notice]

Ex. A-3